UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 23, 2013 (January 22, 2013)

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NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

            On January 22, 2013, the Board of Directors approved amendments to the Change in Control Agreements previously entered into by the Corporation’s Chairman, President and Chief Executive Officer, and by each of the Corporation’s Executive Vice Presidents to eliminate the excise tax gross-up provision in the Agreements.  The Corporation subsequently entered into Amendments with the Chairman, President and Chief Executive Officer and each of the Executive Vice Presidents to implement this change.  The form of the Amendment is attached hereto as Exhibit 10.1.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Bylaw Amendment

            On January 22, 2013, the Board of Directors amended the Bylaws of Norfolk Southern Corporation, effective the date of the 2013 annual meeting, to reduce the number of directors from thirteen to ten.  The amended Bylaws are attached hereto as Exhibit 3(ii).

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

               The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
3(ii)	The Bylaws of Norfolk Southern Corporation, as amended January 22, 2013
10.1	Form of Amendment to Amended and Restated Change in Control Agreements to Eliminate Change in Control Excise Tax Gross-Up

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                                    /s/ Howard D. McFadden

                                                            Name:  Howard D. McFadden
                                                            Title:    Corporate Secretary

Date:  January 23, 2013

                                                              EXHIBIT INDEX

Exhibit Number	Description
3(ii)	The Bylaws of Norfolk Southern Corporation, as amended January 22, 2013
10.1	Form of Amendment to Amended and Restated Change in Control Agreements to Eliminate Change in Control Excise Tax Gross-Up